UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   February 17, 2010

NETAPP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

495 East Java Drive Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 17, 2010, NetApp, Inc. (“NetApp” or the “Company”) issued a press release and prepared remarks reporting financial results for the third quarter ended January 29, 2010.  The press release and prepared remarks are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

These exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

To supplement NetApp’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles  (GAAP) , the press release and prepared remarks furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, provide investors with certain non-GAAP measures, including, but not limited to, historical non-GAAP net income and historical and future non-GAAP net income per diluted share. For its internal budgeting and resource allocation purposes, NetApp’s management uses non-GAAP measures that exclude: (a) the GSA settlement, (b) amortization of intangible assets, (c) stock-based compensation expenses, (d) merger termination proceeds (net of related expenses), (e) restructuring and other charges, (f) asset impairment, (g) noncash interest expense associated with our convertible debt, (h) net loss or gain on investments and (i) related income tax effects.  NetApp’s management uses these non-GAAP measures in making operating decisions because it believes the measures provide meaningful supplemental information regarding NetApp’s operations. In addition, these non-GAAP financial measures facilitate comparisons to its competitors’ historical results and operating guidance.

As described above, NetApp excludes the following items from its non-GAAP measures:

A. GSA Settlement.  NetApp excludes from its revenue the impact of its GSA settlement because management believes that the settlement amount does not reflect NetApp’s underlying business or future revenue generating potential and, therefore, management excludes the settlement amount in assessing the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

B. Amortization of intangible assets. NetApp records amortization of intangible assets primarily in connection with its acquisition of certain businesses and technologies. The amortization of intangible assets represents non-cash charges and management finds it useful to exclude them variable charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

C. Stock-based compensation expenses.  NetApp excludes stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses and management finds excluding them useful in order to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

 D. Merger termination proceeds (net of related expenses).  NetApp excludes merger termination proceeds (net of related expenses) from its non-GAAP measures primarily because these proceeds were not generated by our on-going business and, therefore, cannot be relied upon for future planning and forecasting.

 E. Restructuring and other charges. These expenses are associated with realigning our business strategies and resizing its business based upon current economic and market conditions. In connection with these restructuring actions, we recognize costs related to termination benefits for former employees whose positions were eliminated, and the closure of facilities and cancelation of certain contracts. We exclude these charges because these expenses are not reflective of ongoing operating results in the current period.

F. Asset impairment. These are non-cash charges to write down property and equipment when there was an indication that an asset was impaired. As explained above, management finds it useful to exclude certain non-cash charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods.

G. Noncash interest expense associated with our convertible debt.  These are non-cash charges that we incurred related to the amortization of the discount on the issuance costs related to our 1.75% convertible senior notes due 2013 and therefore represents non-cash expense.

H.  (Gain) loss on investments, net. These non-cash items represent recognized gains and losses on our investment portfolio and does not reflect the results of our underlying, on-going businesses.  Therefore, management finds it useful to exclude these items to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future period.

I. Income tax effects. The income tax effects that are excluded from the non-GAAP measures relate to the tax impact on the difference between GAAP and non-GAAP costs and expenses, primarily due to differences in the timing of when income tax benefits are recognized for stock compensation and intangible assets for GAAP and non-GAAP measures.

J. Discrete GAAP tax provision items.  The income tax effects of discreet GAAP tax provision items relating to Non-GAAP cost and expense and other such items that are not reflective of ongoing operating results in the current period.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. In addition, the non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our earnings release and prepared remarks. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors should review the information regarding non-GAAP financial measures provided in our press release and prepared remarks.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release, dated February 17, 2010, reporting earnings for the fiscal quarter ended January 29, 2010.
99.2	Prepared Remarks, dated February 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETAPP, INC.
(Registrant)

February 17, 2010	By:	/s/ Andrew Kryder
Andrew Kryder
Secretary, General Counsel, and Senior Vice President, Legal

Index to Exhibits

Exhibit	Description
99.1	Press release, dated February 17, 2010, reporting earnings for the fiscal quarter ended January 29, 2010.
99.2	Prepared remarks, dated February 17, 2010.